Exhibit 10.3

CenturyLink

:,,

February 28, 2018

Via Email and Certified Mail: Synacor, Inc.

Attention: Ray Starbird

40 La Riviere Drive, Suite 300

Buffalo, NY 14202

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And copy to:

Synacor, Inc.

Attn: Synacor Legal Department 40 La Riviere Drive, Suite 300

Buffalo, New York 14202.t.J.J

RE:	Termination Notice of Internet Security F-Secure Premium Product offered in SCHEDULE D TO MASTER SERVICES AGREEMENT PREMIUM PRODUCT & PRICING SCHEDULE effective June 1, 2017.

Termination Date: May 28, 2018

Dear Mr. Starbird:

This letter serves as notice of termination of the Internet Security F-Secure Premium Product effective as of the Termination Date, pursuant to Section l(a)(iv} of Schedule D.

Please provide all work product, return or destroy all Centurylink confidential information related to the F• Secure Premium Product, and continue to support Centurylink customers with this product through the Termination Date. No further payments will be made by Centurylink for this product after the Termination Dale.

We appreciate your cooperation and understanding. If you have any questions, please contact me. Sincerely,

  Stacey Potter

Sourcing Analyst

Centurylink

Confidential. Disclose and distribute solely to those Individuals who have a need to knowRev. 4/2015